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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [x] Definitive additional materials.

     [ ] Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12.


                              UNITED BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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TO OUR SHAREHOLDERS OF UNITED BANCORP, INC:

         Upon the recommendation of Management and review by legal counsel, your Board of Directors unanimously approved an update to our charter documents as outlined to you in our Proxy Statement dated and mailed to you on March 16, 2001. ITEMS 2 THROUGH 6 REQUIRE 66 2/3% APPROVAL OF OUR OUTSTANDING SHARES. Over one-third of our outstanding shares were not voted on these items at our Annual Meeting held on Wednesday, April 18th. YOUR SHARES WERE NOT VOTED. We have adjourned our meeting until Friday, May 18, 2001 at 4:00PM to allow you an opportunity to vote your shares on these Items. The meeting as adjourned will be held at our office at 201 S. 4th Street, Martins Ferry, Ohio.

         At the meeting on April 18th, your Directors nominated for election in the Proxy Statement were elected, and Item 7 to adopt a new Code of Regulations was approved by the required majority of outstanding shares.

         Enclosed you will find another Proxy Ballot listing the items for your vote. You may vote and return this in the postage paid envelope, or you may vote electronically via a touch-tone phone or by the Internet, using your PIN confirmation number on the enclosed Proxy Ballot. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THESE RECOMMENDED CHANGES AND URGES YOU TO VOTE IN SUPPORT OF MANAGEMENT'S RECOMMENDATIONS. The vote will be taken on Items 2 through 6 at the adjourned Meeting on May 18, 2001. As of this writing, proxies for over 58% of our shares have been submitted to approve the recommended changes.

         Upon behalf of your Board of Directors and management team, I wish to thank you for your immediate attention to this request and for your continued support.

                                                     Very truly yours,


                                                     James W. Everson
                                                  Chairman, President & CEO
                                                   ceo@unitedbancorp.com




 Ps: To vote by Phone or the Internet, please follow the instructions on the enclosed Proxy Ballot. Please have your enclosed PIN confirmation number available when voting electronically.